UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 11, 2006
TUTOGEN MEDICAL, INC.

(Registrant’s telephone number, including area code)

Florida	0-16128	59-3100165

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
13709 Progress Boulevard, Box 19
Alachua, Florida 32615

(Address of principal executive offices)
(386) 462-0402

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange Act (17 CFT 240-13e-4(c)

Item 8.01 Regulation FD Disclosure.
     On August 11, 2006, the Company issued a press release announcing that the August 9, 2006 non-binding “Indication of Interest” on the part of Zimmer Holdings, Inc. (“Zimmer”) to acquire all of the outstanding shares of Tutogen Medical, Inc. (the “Company”) in the price range of $5.00 to $6.00 per share was deemed by a committee of the Board of Directors, after consultation with management and the Company’s financial advisors, to be inadequate and not in the best interests of the Company’s shareholders.
     On August 10, 2006, Zimmer filed Amendment No. 5 to its Schedule 13D wherein Zimmer indicated that it has determined that it will not pursue an acquisition of the Company at this time. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibit
     Exhibit 99.1 Press Release dated August 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC.
Date: August 11, 2006	By:	/s/ Guy L. Mayer
		Name:	Guy L. Mayer
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 11, 2006